UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1
_____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 14, 2010
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TECHS LOANSTAR, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167834	20-4682058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 703 West Palm Beach, FL.	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 514-9042

112 North Curry Street
Carson City, NV 89703
(775) 284-3770
 (Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On July 14, 2010, a recommendation was made by the Company’s Board of Directors to dismiss its current certifying accountants, Seale and Beers, CPAs, and the board also recommended the engagement of the accounting firm of RR Hawkins & Associates International, PSC, ("RR Hawkins"), 5777 W. Century Blvd., Suite 1500, Los Angeles, CA 90045. The recommendations were a result of RR Hawkins being the certifying accountants of ZenZuu USA, Inc., which was acquired by the Company on February 10, 2010.  The engagement of RR Hawkins was effective on July 14, 2010.

During the two most recent fiscal years ended April 30, 2009 and 2008, the nine months ended January 31, 2010 and as of July 14, 2010, there were no disagreements with Seale and Beers, CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, CPAs, would have caused them to make reference in connection with their report to the subject matter of the disagreement. Furthermore, Seale and Beers, CPAs has not advised the Company of any reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The report of the independent registered public accounting firm of Seale and Beers, CPAs as of and for the years ended April 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a “going concern” paragraph.

A copy of the foregoing disclosures was provided to Seale and Beers, CPAs prior to the date of the filing of this report. Attached as an exhibit is a letter from Seale and Beers, CPAs addressed to the Securities and Exchange Commission, stating that Seale and Beers agreed with the statements above. The Company is filing this letter as Exhibit 16.1.

Prior to RR Hawkins's engagement, the Company did not consult with that firm as to the type of audit opinion that might be rendered on the Company’s financial statements nor did RR Hawkins provide any written or oral advice relating to any accounting, auditing or financial issue relating to the Company regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

    (d)  Exhibits

    16.1     Letter from Seale and Beers CPAs regarding change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 2010

TECHS LOANSTAR, INC.

By: /s/ Henry Fong

Henry Fong, Chief Executive Officer